TIDALWAVE HOLDINGS INC.
                   1831 N.E. 45th STREET
                FT. LAUDERDALE, FLORIDA 33308
                        (954) 255-6753
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October 10, 2000
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44Wallstreet.com   Inc.
601 Cleveland Street, Suite 370
Clearwater, Florida 33755
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     RE: Amendment to August 18, 2000 and September 8, 2000
         Asset Purchase Agreements between Tidalwave
         Holdings Inc. and 44Wallstreet.com   Inc.
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Dear Mr. Bache:
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This letter hereby confirms the purchase by the undersigned,
Tidalwave Holdings Inc., or any designee thereof, in either case, ("Purchaser") of one hundred percent (100%) of the web sites known as MobileHomeTrader.com, MHLoans.com and
AMSMortgage.com now owned by 44WallStreet.com   Inc.
("Seller"), subject to the terms of this Purchase Agreement.
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Purchaser proposes to purchase one hundred percent 100% of
MobileHomeTrader.com, MHLoans.com and AMSMortgage.com based on the following terms and conditions:
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      Purchaser shall tender to Seller 25,015,000 common
      shares equal to $3,500,000 as shown on schedule A of this agreement equal in value to one hundred (100%) percent of MobileHomeTrader.com, MHLoans.com and AMSMortgage.com.
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Such shares shall be "restricted" in accordance with Rule
144 and will be received within 30 days of the signing of this agreement. Mr. Bache hereby agrees that upon such restriction being removed from the share certificate, he shall not be able to sell more than 150,000 shares per month.
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Both parties agree to hold any and all information exchanged or discovered with respect to the parties or the proposed transaction in confidence and not to disclose the same to any third party or to use any such information for any purpose other than the transaction proposed herein all in accordance with the, confidentiality and nondisclosure agreement which was fully executed by the parties on August 14, 2000. All parties agree to keep execution of this letter of intent confidential. Further, both parties agree to personally pay their own legal, accounting and other related fees for this transaction.
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If the foregoing meets with your approval, please sign two
copies of this letter and return one to the undersigned.
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          Very truly yours,
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          Tidalwave Holdings Inc.
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          By: /s/ Leon Kline
          ---------------------------
                  Leon Kline
                  President
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          ACCEPTED AND AGREED TO
          this 10th day of October ,2000
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          44WallStreet.com   Inc.
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          By: /s/ L. Edward Bache
          ---------------------------
                  L. Edward Bache, Sr.
                  Managing Director
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                STOCK PURCHASE AGREEMENT
                      Schedule A
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$300,000 @ $0.05   6,000,000
$350,000 @ $0.075   4,666,667
$600,000 @ $0.10   6,000,000
$300,000 @ $ 0.125   2,400,000
$500,000 @ $0.20   2,500,000
$300,000 @ $0.25   1,200,000
$300,000 @ $0.30   1,000,000
$200,000 @ $0.40   500,000
$150,000 @ $0.50   300,000
$150,000 @ $0.75   200,000
$100,000 @ $1.00   100,000
$50,000 @ $1.25   40,000
$50,000 @ $1.50   33,333
$150,000 @ $2.00   75,000
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$3,500,000   25,015,000 Shares
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